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                                  EXHIBIT 10.85

                            Assignment and Assumption
                        of Agreement of Purchase and Sale
                          and Joint Escrow Instructions
                                 by and between
                              CNL Hospitality Corp.
                         and CNL Hotel del Partners, LP
                             dated December 18, 2003

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                          ASSIGNMENT AND ASSUMPTION OF
                       AGREEMENT OF PURCHASE AND SALE AND
                            JOINT ESCROW INSTRUCTIONS

         THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "ASSIGNMENT") is entered into as of the 18th day of December, 2003, by and between CNL HOSPITALITY CORP., a Florida corporation ("ASSIGNOR"), and CNL HOTEL DEL PARTNERS, LP, a Delaware limited partnership ("ASSIGNEE").

                                R E C I T A L S :

         A. Assignor, as "Buyer", and L-O CORONADO HOLDING II, INC., a Delaware corporation, L-O CORONADO HOTEL, INC., a California corporation, and L-O CORONADO IP, INC. a Delaware corporation (collectively referred to herein as "SELLER") as "Seller", entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of September 23, 2003, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of October 15, 2003, and that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of October 31, 2003 (collectively, the "PURCHASE AGREEMENT"), relating to Buyer's proposed acquisition of the Hotel (as defined in the Purchase Agreement).

         B. Assignor desires to assign to Assignee and Assignee desires to accept the assignment of Assignor's right, title and interest in and to the Purchase Agreement.

                               A G R E E M E N T :

         THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Capitalized Terms. Unless otherwise defined herein, all capitalized terms used in this Assignment shall have the same meanings ascribed to such terms in the Purchase Agreement.

         2. Assignment. Effective as of the date of this Assignment, Assignor hereby assigns, transfers, conveys and sets over unto Assignee all of Assignor's right, title and interest in, to and under the Hotel, the Purchase Agreement, the Deposit and the Escrow and the right to acquire the Hotel pursuant thereto.

         3. Assumption. Assignee hereby accepts the foregoing assignment and hereby assumes and agrees to be bound by the terms, duties, obligations and liabilities of

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Assignor under the Purchase Agreement and the Escrow accruing either before or after the date hereof, as if Assignee were the original "Buyer" under the Purchase Agreement.

         4. Successors and Assigns; Governing Law. This Assignment shall be (a) binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns, and
(b) construed in accordance with the laws of the State of California.

         5. Counterparts; Facsimile. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Assignment may be executed and delivered by facsimile transmission.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

        ASSIGNOR:                   CNL HOSPITALITY CORP.,
                                    a Florida corporation

                                    By:  /s/ Paul H. Williams
                                         ------------------------------
                                         Name: Paul H. Williams
                                         Title: Senior Vice President

        ASSIGNEE:                   CNL HOTEL DEL PARTNERS, LP,
                                    a Delaware limited partnership

                                    By:  CNL Hotel Del Partners GP, LLC,
                                         a Delaware limited liability company
                                         Its General Partner

                                         By:  /s/ Paul H. Williams
                                              ----------------------------------
                                              Name: Paul H. Williams
                                              Title: Senior Vice President

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                            ACKNOWLEDGMENT BY SELLER

         Seller hereby consents to the foregoing Assignment and the assignment and assumption of the Assignor's rights and obligations under the Purchase Agreement and agrees to release Assignor with respect to obligations which accrue following the effective date of the Assignment, all in accordance with
Section 14 of the Purchase Agreement.

        SELLER:                     L-O CORONADO HOLDING II, INC.,
                                    a Delaware corporation

                                    By: /s/ Christopher W. Bollinger
                                        ----------------------------------------
                                    Name: Christopher W. Bollinger
                                    Title: Vice President

                                    L-O CORONADO HOTEL, INC.,
                                    a California corporation

                                    By: /s/ Kirk Poe
                                        ----------------------------------------
                                    Name: Kirk Poe
                                    Title: Vice President

                                    L-O CORONADO IP, INC.,
                                    a Delaware corporation

                                    By: /s/ Kirk Poe
                                        ----------------------------------------
                                    Name: Kirk Poe
                                    Title: Vice President